SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                    ---------------------------------------

                                    Form 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                   June 23, 2004
                                 Date of Report
                            (Earliest Reported Event)

                           HI-TECH PHARMACAL CO., INC.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 0-20424


          Delaware                                        11-2638720
-------------------------------               ---------------------------------
(State or other jurisdiction of               (IRS Employer Identification No.)
       incorporation)


369 Bayview Avenue
Amityville, NY                                               11701
----------------------                                     ----------
(Address of principal                                      (Zip Code)
executive offices)

                                 (631) 789-8228
               ---------------------------------------------------
               Registrant's telephone number, including area code:



         (Former names or former address, if changed since last report)

ITEM 5.  OTHER EVENTS AND REGULATIONS FD DISCLOSURE.

     On June 21, 2004, Hi-Tech Pharmacal Co., Inc. issued a press release announcing that it acquired perpetual, royalty free, exclusive rights to market and distribute Naprelan(R) (naproxen sodium) controlled-release tablets in the United States, its territories and Puerto Rico. The text of that press release is attached hereto as Exhibit 99.

                                 EXHIBIT INDEX

Number           Description
------           -----------

 99              Press Release issued by Hi-Tech Pharmacal Co., Inc.
                 on June 21, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 23, 2004                     HI-TECH PHARMACAL CO., INC.


                                         By: /s/David S. Seltzer
                                         -------------------------------------
                                         David S. Seltzer
                                         President and Chief Executive Officer